Exhibit (d)(3)


                                AMENDMENT TO THE
                          MARGIN STOCK PLEDGE AGREEMENT



This Amendment to the Margin Stock Pledge Agreement dated March 1, 2000 by and among Peter D. Anzo ("Pledgor") and Watts Agent, L.P. ("Lender") is made this 1st day of March, 2000 ("Amendment").

It is hereby agreed that for purposes of Paragraph 2. Margin Covenants of the above referenced agreement the definition of "Market Value" of the Vinings REIT Pledged Stock shall be deemed to be $4.00 per common share. Provided however, in the case of a stock split or reverse stock split the Market Value shall be adjusted accordingly.

IN WITNESS WHEREOF, the parties hereto have executed and sealed this Amendment the day and year first written above.



/s/ Stephanie A. Reed                            /s/ Peter D. Anzo
_______________________________             _____________________________(SEAL)
WITNESS                                              PETER D. ANZO





                                  WATTS AGENT, L.P.

                                  By:  Watts Enterprises, Inc., General Partner



/s/ Martin H. Petersen                 /s/ Gilbert H. Watts, Jr.
______________________________    By:  _______________________________
WITNESS                                 Gilbert H. Watts, Jr., President